Exhibit 10.2
EXECUTION VERSION

AMENDMENT NO. 2 TO
AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of June 30, 2022, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NSC”), the “Committed Investors” party hereto, the “Managing Agents” party hereto, and SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC”), as the Administrative Agent for the Investors. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Amended and Restated Transfer and Administration Agreement dated as of May 28, 2021 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and
WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto, the Transfer and Administration Agreement is hereby amended as follows:
1.1.Clause (d) of the definition of “Affected Assets” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(d) each lock box and Blocked Account and the Alternative Currency Account,”
1.2.The definition of “Blocked Account” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“’Blocked Account’ means an account maintained by the Servicer or the SPV at a Blocked Account Bank for the purpose of receiving Collections, set forth in Schedule 4.1(s) or any account added as a Blocked Account pursuant to and in accordance with Section 4.1(s) or Section 6.1(h)(ii) and which, if not maintained at and in the name of the Administrative Agent, is subject to a Blocked Account Agreement.”
1.3.The definition of “Blocked Account Bank” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“’Blocked Account Bank’ means each of the banks set forth in Schedule 4.1(s), as such Schedule 4.1(s) may be modified pursuant to Section 4.1(s) or Section 6.1(h)(ii).”
1.4.Clause (g) of the definition of “Eligible Receivables” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

ACTIVE 282450338v.6

“(g)     the Obligor of which has been directed to make all payments in respect of such Receivable to a Blocked Account or, in the case of a Variable Currency Receivable, to a Blocked Account or the Alternative Currency Account;”
1.5.Clause (j) of the definition of “Eligible Receivables” appearing in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(j)    which, unless such Receivable is a Variable Currency Receivable, is denominated and payable only in Dollars in the United States and if such Receivable is a Variable Currency Receivable, is denominated and payable only in Dollars in the United States or in Canadian Dollars in Canada, at the option of the related Obligor;”
1.6.Section 1.1 of the Transfer and Administration Agreement is hereby amended to add the following new definitions in appropriate alphabetical order therein:
“‘Alternative Currency Account’ means an account set forth on Schedule 4.1(s) hereto maintained by the Servicer or the SPV at the bank specified on Schedule 4.1(s) for the purpose of receiving Collections in respect of Variable Currency Receivables.”
“‘Variable Currency Receivable’ means a Receivable which is payable, at the option of the Obligor, in Dollars in the United States or in Canadian Dollars in Canada.”
“‘Variable Currency Receivable Ratio’ means, for any calendar month, the ratio (expressed as a percentage) computed as of the last day of such calendar month by dividing (a) the aggregate Unpaid Balances of all Variable Currency Receivables as of such day, by (b) the aggregate Unpaid Balances of all Receivables as of such day.’”
1.7.Clause (s) of Section 4.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(s)     Blocked Accounts; Alternative Currency Account. The names and addresses of all the Blocked Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks, are specified in Schedule 4.1(s) (or at such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the Administrative Agent and for which Blocked Account Agreements have been executed in accordance with Section 7.3 and delivered to the Servicer). All Blocked Accounts are subject to Blocked Account Agreements. The names and addresses of the bank at which the Alternative Currency Account is maintained, together with the account number of the Alternative Currency Account, are specified in Schedule 4.1(s). All Obligors have been instructed to make payment to a Blocked Account or, in the case of a Variable Currency Receivable, to a Blocked Account or the Alternative Currency Account, and only Collections are deposited into the Blocked Accounts and the Alternative Currency Account.”
1.8.Clause (h) of Section 6.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(h)    Collections.
(i)    Except as expressly provided in clause (ii) below, each of the SPV and the Servicer shall instruct all Obligors to cause all Collections to be deposited directly to a Blocked Account or to post office boxes to which only Blocked Account Banks have access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed and deposited into a Blocked Account on a daily basis.
(ii)    Each of the SPV and the Servicer shall instruct all Obligors in respect of Variable Currency Receivables to cause all Collections thereon to be deposited directly to a Blocked Account or the Alternative Currency Account. If as of any date the average for three (3) consecutive calendar months of the Variable Currency Receivable Ratio exceeds 3.50%, then each of the SPV and the Servicer shall within sixty (60) days execute a Blocked Account Agreement in accordance with Section 7.3 in respect of the Alternative Currency Account (and such account shall thereafter constitute a Blocked Account for all purposes of this Agreement and Schedule 4.1(s) shall be modified to reflect such Blocked Account), or take such other action with respect to the Alternative Currency Account as each of the Managing Agents consent to in writing.”
1.9.Clause (i) of Section 6.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
    “(i)    Collections Received. Each of the SPV and the Servicer shall hold in trust, and deposit, immediately, but in any event not later than forty-eight (48) hours after its receipt thereof, to a Blocked Account or, in the case of Collections in respect of a Variable Currency Receivable, to the Alternative Currency Account, all Collections received by it from time to time.”
1.10.Clause (j) of Section 6.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(j)     Blocked Accounts. Each Blocked Account and, if required under clause (ii) of Section 6.1(h), the Alternative Currency Account shall at all times be subject to a Blocked Account Agreement.”
1.11.Clause (e) of Section 6.2 of the Transfer and Administration Agreement is hereby amended to add the following new sentence at the end thereof:
“Neither the SPV nor the Servicer shall add or terminate any account as the Alternative Currency Account to or from the account listed in Schedule 4.1(s) or make any change in its instructions to Obligors in respect of Variable Currency Receivables regarding payments to be made to the Alternative Currency Account, unless such instructions are to deposit such payments to another existing Alternative Currency Account or a Blocked Account.”
1.12.Clause (f) of Section 6.2 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(f)    Deposits to Blocked Accounts. Neither the SPV nor the Servicer shall deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Alternative Currency Account cash or cash proceeds other than Collections and any amounts relating to Excluded Receivables and such other de minimis amounts as may from time to time be erroneously deposited therein.”
1.13.Clause (l) of the second sentence of Section 9.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“(l)    the commingling by the SPV of Collections of Receivables at any time with any other funds or any Collections being deposited in any account (including the Alternative Currency Account that is not subject to a valid, binding and enforceable Blocked Account Agreement);”
1.14.Schedule 4.1(s) of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Annex I hereto and the list of Schedules appearing after the Table of Contents to the Transfer and Administration Agreement is amended to refer to Schedule 4.1(s) as:
“List of Blocked Account Banks and Blocked Accounts; Alternative Currency Account”

Section 2.Amendment to the Sale Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto, each of the Administrative Agent and the Managing Agents consent to the SPV and the Originator executing that certain Amendment No. 2 to the Sale Agreement, substantially in the form attached hereto as Annex II and to the amendment of the Sale Agreement, pursuant to such Amendment No. 2.
Section 3.Representations and Warranties.
1.15.(a)    Each of the SPV and the Originator hereby represents and warrants that:
(i) This Amendment and the Transfer and Administration Agreement, as amended hereby constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(ii) Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).
(a)The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 4.Reference to and Effect on the Transfer and Administration Agreement.
1.1.Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.
1.2.The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
1.3.Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 5.CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 6.Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: /s/ Christopher R. Neikirk
Name:    Christopher R. Neikirk
Title: Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By: /s/ Christopher R. Neikirk
Name:    Christopher R. Neikirk
Title: Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By: /s/ Christopher R. Neikirk
Name:    Christopher R. Neikirk
Title: Vice President and Treasurer

Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrative Agent and a Managing Agent

By: /s/ Yukimi Konno
Name: Yukimi Konno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By: /s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: /s/ Julianne Low
Name: Julianne Low
Title: Senior Director

Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: /s/ Jeffrey K. Fricano
Name: Jeffrey K. Fricano
Title: SVP
Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

ANNEX I
SCHEDULE 4.1(s)
List of Blocked Account Banks and Blocked Accounts; Alternative Currency Account
[To be furnished to the Securities and Exchange Commission upon request.]

Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

ANNEX II
AMENDMENT NO. 2 TO SALE AGREEMENT
(ATTACHED)

Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

AMENDMENT NO. 2 TO
SALE AGREEMENT
THIS AMENDMENT NO. 2 TO SALE AGREEMENT (this “Amendment”), dated as of June 30, 2022, is by and between THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”) and Norfolk Southern Railway Company, a Virginia corporation, as originator (in such capacity, the “Originator”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Sale Agreement (defined below).

WHEREAS, the SPV and the Originator are parties to that certain Sale Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Sale Agreement”); and
WHEREAS, the parties to the Sale Agreement have agreed to amend the Sale Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment to the Sale Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto, the Sale Agreement is hereby amended as follows:
1.1.Clause (m) of Section 5.2 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“(m)     Blocked Accounts; Alternative Currency Account. The names and addresses of all the Blocked Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks, are specified in Schedule II (or at such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the SPV and the Administrative Agent and for which Blocked Account Agreements have been executed in accordance with Section 6.3(g) and delivered to the Originator). All Blocked Accounts are subject to Blocked Account Agreements. The names and addresses of the bank at which the Alternative Currency Account is maintained, together with the account number of the Alternative Currency Account, are specified in Schedule II. All Obligors have been instructed to make payment to a Blocked Account or, in the case of a Variable Currency Receivable, to a Blocked Account or the Alternative Currency Account, and only Collections are deposited into the Blocked Accounts and the Alternative Currency Account. The Originator has not granted any Person, other than the SPV as contemplated by this Agreement, dominion and control of any Blocked Account or the Alternative Currency Account, or the right to take dominion and control of any such Blocked Account or the Alternative Currency Account at a future time or upon the occurrence of a future event.”
1.2.Clause (h) of Section 6.2 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“(h)    Collections.
(i)    Except as expressly provided in clause (ii) below, the Originator shall instruct all Obligors to cause all Collections to be deposited directly to a Blocked Account or to post office boxes to which only Blocked Account Banks have access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed and deposited into a Blocked Account on a daily basis. In the event any payments relating to Receivables are remitted directly to the Originator or any Affiliate of the Originator, the Originator will remit (or will cause all such payments to be remitted) directly to a Blocked Account Bank for deposit into a Blocked Account within
Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

one (1) Business Day following receipt thereof and, at all times prior to such remittance, the Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the SPV and its assigns. The Originator will transfer exclusive ownership, dominion and control of each Blocked Account to the SPV. The Originator will not grant the right to take dominion and control of any Blocked Account or the Alternative Currency Account at a future time or upon the occurrence of a future event to any Person, except to the SPV (or its assigns) as contemplated by this Agreement and the Second Tier Agreement.
(ii)    The Originator shall instruct all Obligors in respect of Variable Currency Receivables to cause all Collections thereon to be deposited directly to a Blocked Account or the Alternative Currency Account. If as of any date the average for three (3) consecutive calendar months of the Variable Currency Receivable Ratio exceeds 3.50%, then upon the execution of a Blocked Account Agreement in accordance with Section 7.3 of the Purchase Agreement in respect of the Alternative Currency Account, such account shall thereafter constitute a Blocked Account for all purposes of this Agreement and Schedule II shall be modified to reflect such Blocked Account, and the Originator shall take such other action with respect to the Alternative Currency Account as each of the Managing Agents consent to in writing.”
1.3.Clause (i) of Section 6.2 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“(i)     Blocked Accounts. Each Blocked Account and, if required under clause (ii) of Section 6.2(h), the Alternative Currency Account shall at all times be subject to a Blocked Account Agreement.”
1.4.Clause (e) of Section 6.3 of the Sale Agreement is hereby amended to add the following new sentence at the end thereof:
“The Originator shall not add or terminate any account as the Alternative Currency Account to or from the account listed in Schedule II or make any change in its instructions to Obligors in respect of Variable Currency Receivables regarding payments to be made to the Alternative Currency Account, unless such instructions are to deposit such payments to another existing Alternative Currency Account or a Blocked Account.”
1.5.Clause (f) of Section 6.3 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“(f)    Deposits to Blocked Accounts. The Originator shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Alternative Currency Account cash or cash proceeds other than Collections and any amounts relating to Excluded Receivables and such other de minimis amounts as may from time to time be erroneously deposited therein.”
1.6.Clause (m) of the second sentence of Section 8.1 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“(i)    the commingling by the Originator of Collections of Receivables at any time with any other funds or any Collections being deposited in any account (including the Alternative Currency Account that is not subject to a valid, binding and enforceable Blocked Account Agreement);”
1.7.Schedule II of the Sale Agreement is hereby amended and restated in its entirety as set forth on Annex I hereto and the list of Schedules appearing after the Table of Contents to the Sale Agreement is amended to refer to Schedule II as:
“List of Blocked Account Banks and Blocked Accounts; Alternative Currency Account”
Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

Section 2.Representations and Warranties.
1.8.(a)    Each of the SPV and the Originator hereby represents and warrants that:
(i) This Amendment and the Sale Agreement, as amended hereby constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(ii) Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles V and VI of the Sale Agreement, as applicable, and as amended hereby, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).
(1)The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 3.Reference to and Effect on the Sale Agreement.
1.1.Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Sale Agreement and its amendments, as amended hereby.
1.2.The Sale Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
1.3.Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Sale Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 4.CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 5.Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature pages follow.]
Signature Page to Amendment No. 2 to
Amended and Restated Transfer and Administration Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: /s/ Christopher R. Neikirk
Name:    Christopher R. Neikirk
Title: Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator

By: /s/ Christopher R. Neikirk
Name:    Christopher R. Neikirk
Title: Vice President and Treasurer
Signature Page to Amendment No. 2 to
Sale Agreement

ANNEX I
SCHEDULE II
[To be furnished to the Securities and Exchange Commission upon request.]